UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 29, 2021

Ajax I
(Exact name of registrant as specified in its charter)

Cayman Islands	001-39660	98-1554459
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

667 Madison Avenue
New York, NY 10065
(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (212) 655-2685

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A ordinary share and one-fourth of one redeemable warrant	AJAX.U	New York Stock Exchange
Class A ordinary shares, par value $0.0001 per share	AJAX	New York Stock Exchange
Redeemable warrants, each whole warrant exercisable for one Class A ordinary share at an exercise price of $11.50	AJAX WS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

Business Combination Agreement

On March 29, 2021, Ajax I, a Cayman Islands exempted company (“AJAX”), entered into a business combination agreement (the “Business Combination Agreement”) with Cazoo Holdings Limited, a private limited company formed under the laws of England and Wales (the “Company”), and Capri Listco, a Cayman Islands exempted company (“Listco”). The transactions contemplated by the Business Combination Agreement are referred to herein as the “Business Combination.” The boards of directors of AJAX and a committee of the board of directors of the Company unanimously approved the Business Combination.

The Business Combination Agreement provides, subject to the terms and conditions therein, for the consummation of, among other things, the following transactions prior to the closing of the Business Combination (collectively, the “Reorganization”): (a) approximately three business days prior to the closing of the Business Combination (the “Listco Closing Date”), the sole shareholder of Listco will transfer to AJAX all of the issued and outstanding equity securities of Listco and, as a result of such transfer, Listco shall become a wholly-owned subsidiary of AJAX, and (b) following the Listco Closing Date, AJAX will be merged with and into Listco, with Listco continuing as the surviving entity (the “Merger”). In connection with the Merger, each AJAX unit (consisting of one Class A ordinary share and one-fourth of one redeemable warrant), Class A ordinary share, Class B ordinary share and warrant issued and outstanding immediately prior to the Merger will be cancelled in exchange for the right to receive one Listco unit (consisting of one Listco Class A Share and one-fourth of one redeemable Listco warrant), Class A ordinary share, par value $0.0001 per share, Class B ordinary share, par value $0.0001 per share, and warrant to purchase Listco Class A ordinary shares, respectively (such securities the “Listco Units,” “Listco Class A Shares,” “Listco Class B Shares,” and “Listco Warrants,” respectively).

Approximately two days following the completion of the Reorganization and at the closing of the Business Combination (the “Closing”), pursuant to the Business Combination Agreement, subject to the terms and conditions therein, Listco will acquire all of the issued and outstanding shares of the Company (the “Company Shares”) from the holders thereof (the “Company Shareholders”). The aggregate consideration to be paid to the Company Shareholders for the purchase of the Company Shares will be (a) an amount in cash equal to the Aggregate Cash Consideration (as defined below), and (b) a number of Listco Class C ordinary shares, par value $0.0001 per share (the “Listco Class C Shares”), with a value equal to the Aggregate Stock Consideration (as defined below). Company Shareholders will, subject to the procedures, limitations and rationing mechanics set forth in the Business Combination Agreement, have the ability to elect the mix of cash and Listco Class C Shares each such Company Shareholder will receive. The Listco Class C Shares will, subject to certain exceptions, be non-transferrable for 180 days following the Closing, at which time, such Listco Class C Shares will automatically convert into Listco Class A Shares in accordance with Listco’s governing documents. Additionally, effective as of the Closing, (a) the issued and outstanding Listco Class B Shares will convert automatically on a one-for-one basis into Listco Class A Shares, and (b) each issued and outstanding Listco Unit will automatically separate into its component parts.

The Aggregate Cash Consideration will be the portion of the Aggregate Transaction Proceeds (where the Aggregate Transaction Proceeds means the cash in AJAX’s trust account (after giving effect to any shareholder redemptions) plus the aggregate proceeds received by Listco from the PIPE Investors (as defined below)) that are allocated to the Company and the Company Shareholders in accordance with the distribution and allocation waterfall as more specifically set forth in the Business Combination Agreement. The Aggregate Stock Consideration will consist of a number of Listco Class C Shares equal to (A) $7,000,000,000, minus (B) the value of the AJAX Class B ordinary shares (valued at $10.00 per share) plus or minus (C) the amount by which the Company’s net cash exceeds or is less than £0, minus (D) an amount equal to the value of all of the Rollover Options (as defined below) (based upon the per share value of a Company Share at Closing), minus (E) any unpaid transaction expenses of AJAX and the Company as of immediately prior to Closing , minus (F) the Aggregate Cash Consideration, and dividing such number by $10.00. All amounts to be calculated with respect to the consideration paid for the Company Shares (and any component or subcomponent thereof that is expressed as a currency) will be determined using US Dollars, and any non-US Dollar denominated amounts will be converted from the applicable foreign currency at the applicable exchange rate that will be fixed four business days prior to Closing.

In addition, prior to the Closing the Company will accelerate the vesting in full of certain unvested options (the “Company Options”), subject to the holders of such Company Options having executed and delivered to the Company an undertaking agreeing to certain forfeiture provisions. Additionally, the holders of certain other Company Options will have the ability to make an election to receive a cash payment in exchange for the cancellation of a corresponding number of Company Options, which election will be subject to the same limitations and rationing mechanics, as noted in the above paragraphs. Any Company Options (whether vested or unvested) that are not exercised or are not cancelled in exchange for a cash payment at the Closing, will be cancelled and replaced by an option to purchase an equivalent value of Listco Class C Shares (each, a “Rollover Option”). Except as agreed in writing with the holder thereof, Rollover Options will be subject to the terms and conditions of the incentive equity plan to be adopted by the board of directors AJAX prior to the initial filing of the Registration Statement (as described below) (the “Listco Incentive Equity Plan”) but will be granted on the same terms as the Company Options were subject prior to the Closing under the applicable Company equity plan.

Representations and Warranties

The Business Combination Agreement contains customary representations and warranties of the Company, relating to the Company and its subsidiaries, as well as AJAX and Listco, none of which will survive the Closing.

Covenants

The Business Combination Agreement includes customary covenants of the parties with respect to business operations prior to consummation of the Business Combination and efforts to satisfy conditions to the consummation of the Business Combination. The Business Combination Agreement also contains additional covenants of the parties, including, among others, covenants providing for AJAX, Listco and the Company to cooperate in the preparation and filing of the Registration Statement on Form F-4 relating to the registration of the Listco Class A Shares (including those issuable upon conversion of the Listco Class C Shares) issued in the Business Combination (the “Registration Statement”) and for the Company to use reasonable best efforts to obtain consents and/or waivers with respect to certain of the Company’s commercial contracts and to deliver financial statements in accordance with the standards of PCAOB. Additionally, following the effectiveness of the Registration Statement, the Company is required to use reasonable best efforts to implement and make effective a drag-along sale as contemplated by the Company’s articles of association to implement the sale of the Company Shares to Listco. The covenants made under the Business Combination Agreement will not survive the Closing, unless by their terms they are to be performed in whole or in part after the Closing.

Conditions to Closing

The consummation of the transactions contemplated by the Business Combination Agreement is conditioned upon, among other things: (a) no order, judgement, injunction or law being issued by any court prohibiting the consummation of the Business Combination; (b) the Registration Statement shall have become effective; (c) a drag along notice (the “Drag Along Notice”) shall have been delivered to Company Shareholders pursuant to the relevant provisions of the Company’s articles of association; (d) AJAX’s shareholders shall have approved the Business Combination; (e) consent from the UK Financial Conduct Authority shall have been obtained; (f) the Listco Class A Shares (including the Listco Class A Shares to be issued upon conversion of the Listco Class C Shares and the Listco Class A Shares to be issued pursuant to the Business Combination Agreement and the Subscription Agreements) shall have been approved for listing on the New York Stock Exchange, subject to official notice of the issuance thereof; and (g) the Aggregate Transaction Proceeds shall be equal to or greater than $1,000,000,000.

The obligations of the parties are also conditioned upon, among other things: (a) the accuracy of the representations and warranties of the other party (subject to certain bring-down standards); (b) the performance in all material respects of the covenants of the other party; and (c) no material adverse effect with respect to any of the parties shall have occurred between the date of the Business Combination Agreement and the Closing.

Termination

The Business Combination Agreement may be terminated:

●	by mutual written consent of AJAX and the Company;

●	by AJAX or the Company, if the other party has breached any of its representations and warranties or failed to perform any of its covenants or agreements, in each case, such that certain conditions to Closing would not be satisfied and the breach of such representations, warranties, covenants or agreements, as applicable, is (or are) not cured or cannot be cured within the earlier of (i) 45 days after written notice thereof is delivered to the breaching party, and (ii) the Termination Date (as defined below), provided that no party may exercise its right to terminate the Business Combination Agreement if such party is then in breach of the Business Combination Agreement so as to prevent certain conditions to Closing from being satisfied;

●	by either AJAX or the Company if the Business Combination is not consummated on or before October 29, 2021 (the “Termination Date”), provided that the right to terminate the Business Combination Agreement will not be available to any party whose breach of any of its covenants or obligations under the Business Combination Agreement has primarily caused the failure of the Business Combination to occur on or before the Termination Date;

●	by either AJAX or the Company if a governmental entity shall have issued an order, decree, judgment or ruling or taken any other action, in any case having the effect of permanently restraining, enjoining or otherwise prohibiting the Business Combination, which order, decree, judgment, ruling or other action is final and non-appealable;

●	by either AJAX or the Company if AJAX shareholder approval has not been obtained; or

●	by AJAX if the Company does not deliver, or cause to be delivered, to the applicable Company Shareholders the Drag Along Notice within five business days of the effectiveness of the Registration Statement.

The foregoing summary of the Business Combination Agreement is qualified in its entirety by reference to the text of the Business Combination Agreement, which is attached as Exhibit 2.1 hereto and incorporated herein by reference. The Business Combination Agreement contains representations, warranties and covenants that the respective parties thereto made to each other as of the date of the Business Combination Agreement or other specific dates. The assertions embodied in those representations, warranties and covenants were made for purposes of the contract among the respective parties and are subject to important qualifications and limitations agreed to by the parties in connection with negotiating such agreement. In particular, the assertions embodied in the representations and warranties in the Business Combination Agreement were made as of a specified date, are modified or qualified by information in one or more confidential disclosure letters prepared in connection with the execution and delivery of the Business Combination Agreement, may be subject to a contractual standard of materiality different from what might be viewed as material to investors, or may have been used for the purpose of allocating risk between the parties. Accordingly, the representations and warranties in the Business Combination Agreement are not necessarily characterizations of the actual state of facts about AJAX, Listco or the Company at the time they were made or otherwise and should only be read in conjunction with the other information that AJAX or Listco, as applicable, makes publicly available in reports, statements and other documents filed with the Securities and Exchange Commission (“SEC”).

Sponsor Letter Agreement

Concurrently with the execution of the Business Combination Agreement, AJAX I Holdings, LLC (the “Sponsor”) entered into a letter agreement (the “Sponsor Letter Agreement”) with the Company and AJAX, pursuant to which the Sponsor has agreed to (i) vote all shares of AJAX beneficially owned by it in favor of the Business Combination and each other proposal related to the Business Combination proposed by the board of directors of AJAX at the meeting of AJAX shareholders called to approve the Business Combination, (ii) appear at such shareholder meeting for the purpose of establishing a quorum, (iii) vote all such shares against any action that would reasonably be expected to materially impede, interfere with, delay, postpone, or adversely affect the Business Combination or any of the other transactions contemplated by the Business Combination Agreement, (iv) waive the anti-dilution protections set out in AJAX’s articles of association with respect to each of its Class B ordinary shares, and (v) not to transfer, assign, or sell such shares, except to certain permitted transferees, prior to the consummation of the Business Combination.

The foregoing summary of the Sponsor Letter Agreement is qualified in its entirety by reference to the text of the Sponsor Letter Agreement, which is attached as Exhibit 10.1 hereto and incorporated herein by reference.

Transaction Support Agreements

Concurrently with the execution of the Business Combination Agreement, AJAX, Listco, the Company and holders of a majority of each of the Company’s outstanding series A shares, series B shares, series C shares and ordinary shares have executed transaction support agreements (the “Transaction Support Agreements”) pursuant to which, on the terms and subject to the conditions set forth therein, each such holder agreed to, among other things (i) following the effectiveness of the Registration Statement, enter into a purchase and sale agreement for his, her or its Company Shares pursuant to which, such Company Shareholder will sell and Listco will purchase such Company Shareholder’s Company Shares, (ii) to the extent reasonably determined to be necessary or advisable by AJAX or the Company in furtherance of the Business Combination, support and vote in favor of the Business Combination Agreement, the ancillary documents to which the Company is or will be a party and the transactions contemplated thereby, (iii) take, or cause to be taken, any actions reasonably determined by AJAX and the Company to be necessary or advisable to exercise the drag along right set out in and in accordance with the Company’s articles of association, and (iv) subject to certain exceptions, not to transfer, assign, or sell their respective Company Shares, prior to the consummation of the Business Combination.

The foregoing summary of the Transaction Support Agreements is qualified in its entirety by reference to the text of the Transaction Support Agreements, the form of which is attached as Exhibit 10.2 hereto and incorporated herein by reference.

Incentive Equity Plan

Prior to the initial filing of the Registration Statement, AJAX will adopt the Listco Equity Incentive Plan, the form and terms of which will be agreed upon by the Company, AJAX and Listco, reserving a number of Listco Class A Shares for grant thereunder equal to 5% of the fully diluted issued and outstanding Listco Class A Shares (on an as-converted basis taking into account the future conversion of the Listco Class C Shares) immediately after the Closing plus any Listco Class A Shares under options rolled over from the Company’s existing equity incentive plan, which subsequently lapse, are forfeited or cancelled in accordance with their terms.

Investor Rights Agreement

At the Closing, Listco, the Sponsor and certain securityholders of Listco will enter into an investor rights agreement (the “Investor Rights Agreement”), pursuant to which, among other things, certain shareholders (a) will be granted certain registration rights with respect to their respective Listco equity securities, and (b) will be entitled to nominate individuals to the board of directors of Listco following the Closing, in each case, on the terms and subject to the conditions set forth therein. In particular, Listco and such securityholders will agree to take all necessary and desirable actions such that the following individuals will be elected to the Listco board:

●	for so long as Alex Chesterman is the Chief Executive Officer of Listco or, together with his affiliates, beneficially owns at least 5% of the issued and outstanding voting shares of Listco, Alex Chesterman;

●	for so long as Stephen Morana is the Chief Financial Officer of Listco, Stephen Morana;

●	until the expiration of the term of office of Listco’s Class III directors in office on the Closing Date, one individual designated by the Sponsor, who will initially be Daniel Och; and

●	until the later of (i) the expiration of the term of office of Listco’s Class III directors in office on the Closing Date and (ii) such time as DMGV Limited (“DMGV”), together with certain affiliates, no longer beneficially owns 10% or more of the issued and outstanding voting shares of Listco, one individual designated by DMGV.

Pursuant to the letter agreement signed by the Sponsor at the time of the AJAX initial public offering, the Sponsor agreed not to transfer the Listco Class A Shares issued to it upon conversion of the Ajax Class B ordinary shares during the period ending on the earlier of (i) two years after the Closing Date and (ii) subsequent to the Closing Date, (x) if the last reported sale price of the Listco Class A Shares equals or exceeds $12.00 per share for any 20 trading days within any 30-trading day period commencing at least 150 days after the Closing Date or (y) the date on which Listco completes a liquidation, merger, share exchange, reorganization or other similar transaction that results in all of Listco’s shareholders having the right to exchange their ordinary shares for cash, securities or other property.

The foregoing summary of the Investor Rights Agreement is qualified in its entirety by reference to the text of the Investor Rights Agreement, a form of which is attached as Exhibit 10.3 hereto and incorporated herein by reference.

Item 3.02 Unregistered Sales of Equity Securities.

On March 29, 2021, AJAX and Listco entered into subscription agreements (collectively, the “Subscription Agreements”) with certain investors (the “PIPE Investors”) pursuant to which, among other things, the PIPE Investors have agreed to subscribe for and purchase, and Listco has agreed to issue and sell to the PIPE Investors, an aggregate of 80,000,000 Listco Class A Shares for an aggregate purchase price of $800,000,000 concurrently with the Closing, on the terms and subject to the conditions set forth therein. The Subscription Agreements contain customary representations and warranties of AJAX and Listco, on the one hand, and each PIPE Investor, on the other hand, and customary conditions to closing, including the consummation of the transactions contemplated by the Business Combination Agreement. The securities that may be issued in connection with the Subscription Agreements will not be registered under the Securities Act of 1933, as amended (the “Securities Act”), and will be issued in reliance on the exemption from registration requirements thereof provided by Section 4(a)(2) of the Securities Act and/or Regulation D promulgated thereunder.

The foregoing description of the Subscription Agreements is subject to and qualified in its entirety by reference to the full text of the forms of Subscription Agreement, copies of which are attached as Exhibit 10.4 and Exhibit 10.5 hereto, and the terms of which are incorporated herein by reference.

Item 7.01 Regulation FD Disclosure.

Furnished herewith as Exhibit 99.1 and incorporated into this Item 7.01 by reference is the press release jointly issued by the parties announcing the Business Combination.

Furnished herewith as Exhibit 99.2 and incorporated into this Item 7.01 by reference is the investor presentation that AJAX, Listco and the Company have prepared for use in connection with the announcement of the Business Combination.

On March 29, 2021, AJAX made available on its website a pre-recorded investor call to discuss the Business Combination. A copy of the transcript for the call is furnished herewith as Exhibit 99.3 and incorporated into this Item 7.01 by reference.

The information set forth in this Item 7.01, including the exhibits attached hereto, is intended to be furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (“Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act or the Exchange Act, except as expressly set forth by specific reference in such filing.

Additional information

This Current Report on Form 8-K (this “Report”) relates to a proposed business combination among AJAX, Listco and the Company. In connection with the proposed business combination, Listco intends to file a registration statement on Form F-4 that will include a proxy statement of AJAX in connection with AJAX’s solicitation of proxies for the vote by AJAX’s shareholders relating to the proposed Business Combination and a prospectus of Listco. The proxy statement/prospectus will be sent to all AJAX shareholders, and Listco and AJAX will also file other documents regarding the proposed Business Combination with the SEC. This Report does not contain all the information that should be considered concerning the proposed Business Combination and is not intended to form the basis of any investment decision or any other decision in respect of the Business Combination. Before making any voting or investment decision, investors and security holders are urged to read the registration statement, the proxy statement/prospectus and all other relevant documents filed or that will be filed with the SEC in connection with the proposed Business Combination as they become available because they will contain important information about the proposed transactions.

Investors and security holders will be able to obtain free copies of the registration statement, proxy statement/prospectus and all other relevant documents filed or that will be filed with the SEC by Listco and AJAX through the website maintained by the SEC at www.sec.gov. In addition, the documents filed by AJAX may be obtained free of charge from AJAX’s website at www.ajaxcap.com or by written request to AJAX at info@ajaxcap.com.

Participants in Solicitation

AJAX, Listco, the Company and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from AJAX’s shareholders with respect to the proposed Business Combination. You can find information about AJAX’s directors and executive officers and their ownership of AJAX’s securities in AJAX’s final prospectus relating to its initial public offering, dated October 27, 2020, which was filed with the SEC on October 28, 2020 and is available free of charge at the SEC’s web site at www.sec.gov. Additional information regarding the participants in the solicitation of proxies from AJAX’s shareholders and their direct and indirect interests will be included in the proxy statement/prospectus for the proposed Business Combination when it becomes available. Shareholders, potential investors and other interested persons should read the proxy statement/prospectus carefully when it becomes available before making any voting or investment decisions. You may obtain free copies of these documents from the sources indicated above.

No Offer or Solicitation

This Current Report on Form 8-K is not a proxy statement or solicitation of a proxy, consent or authorization with respect to any securities or in respect of the potential transaction and shall not constitute an offer to sell or a solicitation of an offer to buy the securities of Ajax, the combined company or the Company, nor shall there be any sale of any such securities in any state or jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of such state or jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of the Securities Act.

Forward-Looking Statements

This Report contains certain forward-looking statements within the meaning of the federal securities laws with respect to the proposed business combination, including statements regarding the benefits of the transaction, the anticipated timing of the transaction, the services offered by Cazoo and the markets in which it operates, and Cazoo’s projected future results. These forward-looking statements generally are identified by the words “believe,” “project,” “expect,” “anticipate,” “estimate,” “intend,” “strategy,” “future,” “opportunity,” “plan,” “may,” “should,” “will,” “would,” “will be,” “will continue,” “will likely result,” and similar expressions. Forward-looking statements are predictions, projections and other statements about future events that are based on current expectations and assumptions and, as a result, are subject to risks and uncertainties. Many factors could cause actual future events to differ materially from the forward-looking statements in this Report, including but not limited to: (1) the occurrence of any event, change or other circumstances that could give rise to the termination of the proposed business combination; (2) the outcome of any legal proceedings that may be instituted against AJAX, Cazoo, Newco or others following the announcement of the proposed business combination and any definitive agreements with respect thereto; (3) the inability to complete the proposed business combination due to the failure to obtain approval of the shareholders of AJAX, to obtain financing to complete the proposed business combination or to satisfy other conditions to closing; (4) changes to the proposed structure of the proposed business combination that may be required or appropriate as a result of applicable laws or regulations or as a condition to obtaining regulatory approval of the proposed business combination; (5) the ability to meet stock exchange listing standards following the consummation of proposed business combination; (6) the risk that the proposed business combination disrupts current plans and operations of AJAX or Cazoo as a result of the announcement and consummation of the proposed business combination; (7) the ability to recognize the anticipated benefits of the proposed business combination, which may be affected by, among other things, competition, the ability of the combined company to grow and manage growth profitably, maintain relationships with customers and suppliers and retain its management and key employees; (8) costs related to the proposed business combination; (9) changes in applicable laws or regulations and delays in obtaining, adverse conditions contained in, or the inability to obtain regulatory approvals required to complete the proposed business combination; (10) the possibility that AJAX, Cazoo or the combined company may be adversely affected by other economic, business, and/or competitive factors; (11) the impact of COVID-19 on Cazoo’s business and/or the ability of the parties to complete the proposed business combination; (12) Cazoo’s estimates of expenses and profitability and underlying assumptions with respect to shareholder redemptions and purchase price and other adjustments; and (13) other risks and uncertainties set forth in the sections entitled “Risk Factors” and “Cautionary Note Regarding Forward-Looking Statements” in AJAX’s final prospectus relating to its initial public offering dated October 27, 2020. The foregoing list of factors is not exhaustive. You should carefully consider the foregoing factors and the other risks and uncertainties described in the “Risk Factors” section of AJAX’s Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q, and other documents filed by AJAX from time to time with the SEC and the registration statement on Form F-4 and proxy statement/prospectus discussed above. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and Cazoo, AJAX and Newco assume no obligation and do not intend to update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise. None of Cazoo, AJAX or Newco gives any assurance that any of Cazoo, AJAX or Newco will achieve its expectations.

Nothing in this Report should be regarded as a representation by any person that the forward-looking statements set forth herein will be achieved or that any of the contemplated results of such forward-looking statements will be achieved.

Any financial and capitalization information or projections in this Report are forward-looking statements that are based on assumptions that are inherently subject to significant uncertainties and contingencies, many of which are beyond the control of AJAX, Newco and Cazoo. While such information and projections are necessarily speculative, AJAX, Newco and Cazoo believe that the preparation of prospective financial information involves increasingly higher levels of uncertainty the further out the projection extends from the date of preparation. The assumptions and estimates underlying the projected results are inherently uncertain and are subject to a wide variety of significant business, economic and competitive risks and uncertainties that could cause actual results to differ materially from those contained in the projections. The inclusion of financial information or projections in this Report should not be regarded as an indication that AJAX, Newco or Cazoo, or their respective representatives and advisors, considered or consider the information or projections to be a reliable prediction of future events.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits:

Exhibit	Description
2.1	Business Combination Agreement, dated as of March 29, 2021, by and among Ajax I, Cazoo Holdings Limited and Capri Listco
10.1	Sponsor Letter Agreement, dated as of March 29, 2021, by and among AJAX I Holdings, LLC, Ajax I and Cazoo Holdings Limited
10.2	Form of Transaction Support Agreement, among Ajax I, Cazoo Holdings Limited, Capri Listco, and the securityholders of Cazoo Holdings Limited named on the signature pages thereto
10.3	Form of Investor Rights Agreement, by and among Capri Listco, AJAX I Holdings, LLC and the other investors party thereto
10.4	Form of Subscription Agreement (Institutional Investor)
10.5	Form of Subscription Agreement (Other)
99.1	Press Release, dated March 29, 2021
99.2	Investor Presentation
99.3	Transcript of Investor Call

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Ajax I

By:	/s/ Daniel S. Och
Name:	Daniel S. Och
Title:	Chief Executive Officer

Dated: March 29, 2021